SCHEDULE OF EARNINGS PER SHARE BASIC AND DILUTED (Details) - Notable Labs Inc [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Restructuring Cost and Reserve [Line Items]
Net loss	$ (14,407)	$ (16,052)
Weighted average common shares outstanding basic	10,423,934	5,651,101
Weighted average common shares outstanding diluted	10,423,934	5,651,101
Net loss per share basic	$ (1.38)	$ (2.84)
Net loss per share diluted	$ (1.38)	$ (2.84)